                        SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 28, 2000

                              HOME FEDERAL BANCORP
             (Exact name of registrant as specified in its charter)

             United States                                 35-1807839
     (State or other jurisdiction)                      (I.R.S. Employer
   of incorporation or organization)                   Identification No.)

     222 West Second Street, Seymour, Indiana                47274
     (Address of Principal Executive Offices)              (Zip Code)

        Registrants telephone number including area code: (812) 522-1592

                       INFORMATION INCLUDED IN THE REPORT

Item 5.  Other Events.

     On November 28, 2000,  Home Federal  Bancorp of Seymour,  Indiana issued a press  release  concerning  the  approval by the Board of  Directors to pursue a stock buy back of up to 5% of its stock traded on NASDAQ under the symbol HOMF.

         Pursuant to General Instruction F to Form 8-K, the press release is incorporated herein by reference and is attached as Exhibit (99).

         Exhibits

         Exhibit (99) - Press Release Dated November 28, 2000

                   _________________________________________

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HOME FEDERAL BANCORP

Date:  November 28, 2000                   By: /s/John K. Keach. Jr.

                                           John K. Keach, Jr.
                                           Chairman of the Board
                                           President and Chief Executive Officer